UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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☒ Soliciting Material Pursuant to §240.14a-12

Telephone and Data Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, If other than the Registrant)

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EXPLANATORY NOTE
The purpose of this Schedule 14A is to file a presentation, to be provided to shareholders by Telephone and Data Systems, Inc. (TDS) on and after November 7, 2023, as part of its shareholder engagement program, together with the following legend:

IMPORTANT INFORMATION: TDS and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TDS in connection with the TDS 2024 annual meeting of shareholders. Information regarding TDS directors and executive officers, and other persons who may also be deemed to be participants, and their respective interests in TDS by security holdings or otherwise is set forth in TDS’ proxy statement relating to its 2023 annual meeting, including schedules, as filed with the Securities and Exchange Commission (SEC) on April 5, 2023, as supplemented April 6, 2023, which may be obtained free of charge at the SEC’s website at www.sec.gov and TDS’ website at www.tdsinc.com. There has been no material change to such directors, executive officers or other participants or their interests since that time, except to the extent noted in TDS’ filings with the SEC since that time. In addition, the class of other employees of TDS that may be employed in the solicitation of proxies include employees in investor relations and communications who report to the Vice President – Corporate Relations, in addition to the Vice President – Corporate Secretary. The nature of their employment in such solicitations will be preparing communications (which will be filed with the SEC as required under Regulation 14A), responding to questions from shareholders and requesting shareholders to return proxies to TDS. Additional information concerning participants that may be soliciting proxies on behalf of the TDS board of directors and their respective interests in TDS by security holdings or otherwise will be included in the proxy statement filed by TDS in connection with its 2024 annual meeting of shareholders. The 2024 proxy statement, other solicitation materials and other reports that TDS files with the SEC, when available, can be obtained free of charge at the SEC’s web site at www.sec.gov or from TDS on its website at www.tdsinc.com. TDS SHAREHOLDERS ARE ADVISED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER SOLICITATION MATERIALS FILED BY TDS IN CONNECTION WITH THE TDS 2024 ANNUAL MEETING OF SHAREHOLDERS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE ELECTION OF DIRECTORS OF TDS AND OTHER MATTERS TO BE CONSIDERED AT THE 2024 ANNUAL MEETING OF SHAREHOLDERS.

Shareholder Engagement 2023 Update

TDS' mission is to provide outstanding communications services to our customers and meet the needs of our stakeholders, our people, and our communities.

November 2023

The goal of TDS' **Shareholder Engagement Outreach Program**, now in its 10th year, is to create a cycle of dialogue and feedback with our shareholders, management and the Board.

2

2023 Highlights

- **Furthering commitment to creating long-term shareholder value**
  - **Launched a strategic review of UScellular, TDS' largest subsidiary, in August 2023**
    - TDS and UScellular leadership teams and Boards are seeking to pursue the pathway that is in the best interest of shareholders
  - **Continuing investment** in our businesses
    - **UScellular** – deploying 5G mid-band spectrum
    - **TDS Telecom** – growing its fiber footprint.

- **Continued board refreshment:** TDS CFO **Vicki Villacrez** elected to TDS Board, bringing extensive telecommunications and financial expertise as well as a diverse perspective
  - 2 new Independent Board members added in the past **5 years**

3

Attractive industries with potential for growth

Demand for broadband continues to grow: bridging the digital divide to connect the underserved has always been the mission of TDS.

Connectivity, whether fixed or mobile, is a necessity, especially in rural or underserved areas. Our business units are making key investments: **UScellular by deploying 5G mid-band spectrum** and **TDS Telecom by growing its fiber footprint.**

Seek to maintain a sound financial foundation for the enterprise so that each of our businesses can take advantage of growth opportunities to enhance their competitive positions and long-term returns. Aggressively pursuing government support for broadband to expand our opportunities.

- TDS Telecom has recently elected to receive Enhanced Alternative Connect America Cost Model (E-ACAM) support from the FCC, which will provide predictable support for over 15 years in exchange for bringing at least 100/20 speeds to more than 270,000 locations.

4

Returning value to shareholders

- Primarily through dividends
  - Dividend increases for the past 49 consecutive years
- Paid $82 million in Common/Series A share dividends in 2022
- Paid $62 million in Common/Series A share dividends in the 9 months ended Sept 30, 2023
- Repurchased $6 million in Common Shares in the 9 months ended Sept 30, 2023

Annual Dividends Per TDS Common Share
$0.75
$0.50
$0.25
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

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Corporate Governance Practice Highlights

- Annual election of all directors
- Annual "Say on Pay" vote
- Policy prohibiting pledging and hedging of company shares
- Charter and bylaws can be amended by a simple majority vote
- Authority of each committee to retain independent advisors
- TDS has established a Corporate Governance and Nominating Committee (CGNC) and Compensation and Human Resources Committee (CHRC) even though, as a controlled company, TDS is not required to do so
- The positions of (i) Chairman of the Board and (ii) President and Chief Executive Officer are separate
- A Technology Advisory Group Committee enhances director understanding of technology matters impacting the company's future

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Board Characteristics

Independent Director Extensive Expertise

	Senior Leadership	Sales and Marketing	Industry Experience	Risk/ Financial	Public Company Boards	Global Perspective
Clarence A. Davis	√			√	√	
Kimberly D. Dixon	√	√	√			
Christopher D. O'Leary	√	√		√	√	√
George W. Off	√	√		√	√	√
Wade Oosterman	√	√	√		√	√
Dirk S. Woessner	√	√	√		√	√

80's
50's
70's
Age
60's

Gender
Diversity
Ethnic

Two charts above represent age and diversity profiles of entire Board

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An Engaged Board

Average Tenure of Independent Directors	Overall Attendance at 2022 Board and Committee Meetings
11 years	98 %

Number of Board Committee Meetings in 2022

Audit	CHRC	CGNC	TAG
9	7	7	4

Number of Board Meetings in 2022	Number of New Independent Directors added in the last five years
7	2

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Ongoing Board Refreshment Process

- Developed process in 2013
- Annual Board of Directors self-assessment
  - Evaluates performance and effectiveness of the Board
  - Discusses matters related to board meetings, board composition, committees, board oversight and other matters
- CGNC assesses skills, experiences and qualifications of board members to ensure the Board can meet current and future opportunities and challenges
- CGNC develops criteria leading to the elections of Kimberly Dixon, Wade Oosterman and Dirk Woessner
- Continually reviews the need for additional perspectives and skills in the boardroom

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Well-Functioning Board of Directors

- Engaged Board, taking decisive action, including the initiation of a review of strategic alternatives for UScellular
- Board discussions are open, frank and substantive
- Independent directors work collaboratively and constructively with controlling shareholder
- Controlling shareholder values industry expertise and institutional knowledge
- Independent directors meet in private sessions regularly
- Independent directors engage separate counsel
- Ongoing commitment to Board education including participation in NACD programs – including ESG and cybersecurity
- Coaching - developed a one-on-one mentorship program between board members and Company executives

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2023 ESG Update – Commitment to Transparency

Highlights from this year's reporting cycle:

- Disclosed Scope 1 and Scope 2 Greenhouse Gas emissions for the first time, adhering to the Greenhouse Gas Protocol guide on emission scopes
- Enhanced workforce profile disclosures and expanded DE&I reporting based on new programs and partnerships
- Highlighted company's extensive training and development programs, including tuition assistance program
- Enhanced data security disclosures
- Added additional disclosures on company services contributing to carbon abatement
- EEO-1 report will be disclosed for 2022 and was disclosed in 2021*
- Streamlined reporting processes and refined workstreams to publish ESG Report in July 2023, two full months earlier than last year's report (published September 2022)

*This year, the EEOC delayed the timeline for employers to submit 2022 EEO-1 reports. The submission period recently opened and TDS plans to file during the open data collection period.

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Diversity, Equity, & Inclusion

In the last year…

- Hired third-party consultancy for benchmarking, resource, and programming support
- Established Enterprise Diversity Council to identify key priorities
- Strengthened Associate Resource Groups (ARGs), now 20 across the Enterprise

Associates with disabilities

4%
6.8%
2021
2022

TDS Workforce Profile as of December 31, 2022*

Male/Female

MALE
63.6%
FEMALE
36.4%

White/Black, Indigenous, and People of Color (BIPOC)

WHITE
77.0%
POC
23.0%
0.7% American Indian / Alaskan Native
5.4% Asian
6.6% Black / African American
7.5% Hispanic / Latino
0.3% Native Hawaiian / Pacific Islander
2.5% Two or more races

Associates who are veterans

7%
8.1%
2021
2022

*includes UScellular, TDS Telecom, TDS Corporate and OneNeck IT Solutions

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Environmental Sustainability

Energy Efficiency Projects

- TDS Enterprise business units have implemented energy savings projects involving EV charging stations, lighting upgrades, solar panels, data centers, and cell sites
- Technology investments in 5G and Fiber will enable customers to reduce their environmental impact through efficient technology

In 2022, our environmental efforts at UScellular and TDS Telecom resulted in:

97%	3%	0%
or over 386,000 of recovered devices reused or sold	of devices recycled	land-filled

UScellular
TDS Telecom
Corporate/
OneNeck/Suttle Straus
Natural Gas
Propane
Fuel
Refrigerant
Cell site electricity
Mobile Telephone Switching Office
Data center electricity
Wireline/cable network electricity
Office & Other electricity

SCOPE	USCELLULAR	TDS TELECOM	CORPORATE/ OTHER	TOTAL
Scope 1 (mtCO2e)	9,532	15,774	1,468	26,774
Scope 2 (mtCO2e)	175,329	38,956	40,412	254,696
Total (mtCO2e)	**184,860**	**54,730**	**41,880**	**281,470**
Revenue by BU (in $m):	$4,169	$1,020	$224	$5,413
Emissions (mtCO2e) per $m Revenue:	44.3	53.7	187.0	52.0

Segment of TDS' Carbon Emissions Profile

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Our Company

- 6 million connections (rural and suburban)
- 9,100 associates
- Controlled company with focus on long-term value creation

UScellular (NYSE: USM)
(83% owned)
Wireless

(wholly owned)
Broadband, video, and voice

(wholly owned)
Hosted & managed services

UScellular operations
TDS Telecom operations
HMS operations
TDS headquarters, Chicago, IL

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UScellular Multi-pronged growth strategies

2023 Strategic Priorities

- Advance Our Mission
- Continued Focus on Growth
- Expand Return on Capital
- Leverage Infrastructure Programs
- Advance the Network
- Invest in our Team

Focus on Growth

- Subscriber stabilization
- Tower revenue growth
- Fixed wireless expansion
- Business and Government & IoT growth

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UScellular operating results

($M)	9 mos. Ended 9/30/2023	9 mos. Ended 9/30/2022	% Change
Service revenues	$2,289	$2,351	(3%)
Equipment sales	617	769	(20%)
Total operating revenues	2,906	3,120	(7%)
System operations expense	557	574	(3%)
Cost of equipment sold	708	887	(20%)
SG&A expenses (1)	1,020	1,032	(1%)
Total cash expenses (2)	2,285	2,493	(8%)
Adjusted OIBDA (2)	624	627	(1%)
Equity in earnings of unconsolidated entities	121	122	---
Adjusted EBITDA (2)	753	754	---
Capital expenditures	462	541	(15%)

(1) The 2023 amount includes $3 M of expenses related to the strategic alternatives review.

(2) See slide 21 for explanations

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TDS Telecom Strategic Priorities

- Grow Scale
- Grow Revenue
- Optimize Platform Cost Structure
- Improve Customer Experience
- Invest in our Team

TDS Telecom is acting on its strategic priorities to further the business's transformation by deploying fiber technology in incumbent and expansion markets.

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TDS Telecom operating results

($M)	9 mos. Ended 9/30/23	9 mos. Ended 9/30/2022	% Change
Total operating revenues	$767	$763	---
Cash expenses (1)	563	539	4%
Adjusted EBITDA (1)	207	226	(8%)
Capital expenditures	434	391	11%

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(1) See slide 21 for explanations

Adjusted OIBDA and Adjusted EBITDA Reconciliation

	Nine Months Ended Sept 30, 2023		Nine Months Ended Sept 30, 2022	
($M)	**UScellular**	**TDS Telecom**	**UScellular**	**TDS Telecom**
Net income (GAAP)	**$43**	**$19**	**$62**	**$51**
Add back:				
Income tax expense	56	6	46	18
Income before income taxes (GAAP)	**$99**	**$25**	**$108**	**$68**
Add back:				
Interest expense	147	(6)	115	(5)
Depreciation, amortization and accretion expense	490	180	520	158
EBITDA [(1)] (non-GAAP)	$736	$199	$743	$222
Add back or deduct:				
Expenses related to strategic alternatives review	3	---	---	---
Loss on impairment of licenses	---	---	3	---
(Gain) loss on asset disposals, net	14	8	9	4
(Gain) loss on sale of business and other exit costs, net	---	---	(1)	---
Adjusted EBITDA [(1)] (non-GAAP)	$753	$207	$754	$226
Deduct:				
Equity in earnings of unconsolidated entities	121	---	122	---
Interest and dividend income	8	3	5	1
Other, net	---	1	--	1
Adjusted OIBDA [(1)] (non-GAAP)	$624	$203	$627	$224

20

Numbers may not foot due to rounding.
(1) - See slide 21 for explanations

Cash Expenses

Total cash expenses represent total operating expenses as shown in the Consolidated Statement of Operations Highlights in the TDS and UScellular SEC Forms 8-K, less depreciation, amortization and accretion and gain/losses.

EBITDA, Adjusted EBITDA and Adjusted OIBDA

EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation on slide 20. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. TDS and UScellular do not intend to imply that any such items set forth in the reconciliation on slide 20 are infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of TDS' and UScellular's operating results before significant recurring non-cash charges, nonrecurring expenses, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of TDS' and UScellular's financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management's evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, gains and losses, and expenses related to the strategic alternatives review of UScellular while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The tables on slide 20 reconcile EBITDA, Adjusted EBITDA and Adjusted OIBDA flow to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for September 30, 2023, can be found on TDS' and UScellular's websites at investors.tdsinc.com and investors.uscellular.com.

21

Biographical Information on TDS Independent Directors

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Clarence A. Davis

Management Experience

Significant leadership and operational experience in multiple industries, including technology (CEO—Nestor, Inc.), accounting (CFO, COO--American Institute of Certified Public Accountants), manufacturing, media/broadcasting, agriculture

Board Experience

- Current Board member of Gabelli Funds: (Gabelli Capital Asset Fund, Gabelli SRI Fund and GDL Fund) and PMV Consumer Acquisition Corp.
- Former Board member of Nestor, Inc.; Oneida Ltd.; Pennichuck Corp.; Sonesta International Hotels
- Current or former member of at least seven Audit Committees
- Designated financial expert

Business Expertise

Substantial expertise in management, operations, accounting/finance, cost control, fraud investigation and internal controls, sales, M&A/restructuring, investing

TDS Board History

- Originally nominated by GAMCO
- TDS director since 2009
- Member, TDS Audit Committee (designated as Financial Expert)
- Member, TDS Compensation and Human Resources Committee

23

Kimberly D. Dixon

Management Experience

Significant leadership and operating and financial management experience as Executive Vice President and Chief Operating Officer of FedEx Office and Senior Vice President, Consumer Sales and Distribution of Sprint, including experience in consumer and business marketing, e-commerce, sales and distribution

Business Expertise

Substantial expertise in sales, marketing and retail operations. Twenty years of experience in the telecommunications industry

Board Experience

- Current Board member of a privately-held company
- Former Board member of several non-profits

TDS Board History

- TDS director since 2017
- Member, TDS Compensation and Human Resources Committee
- Member, TDS Audit Committee
- Member, Technology Advisory Group Committee
- Identified by executive search firm

24

Christopher D. O'Leary

Management Experience

Extensive leadership experience as Interim Chief Executive Office of Tupperware Brands (Nov. 2019 – April 2020) and Chief Operating Officer International of General Mills (2006-2016); significant roles with leading consumer packaged goods providers, including PepsiCo

Business Expertise

- More than 30 years of experience in consumer retail, marketing, and operations for large, multinational corporations
- Former Senior Advisor at KKR
- Senior Advisor at Twin Ridge Capital Management

Board Experience

- Current Board member of Tupperware Brands Corporation; Compensation and Human Capital Committee Chair and Nominating, Governance & Social Responsibility Committee
- Former Board member of Newell Rubbermaid

TDS Board History

- TDS director since 2006
- Member, TDS Compensation and Human Resources Committee; Chair since 2016
- Member, TDS Audit Committee
- Member, Technology Advisory Group Committee
- Identified by executive search firm

25

George W. Off

Management Experience

Substantial leadership and operational management experience for marketing services firm (Co-founder and CEO, Catalina Marketing Corporation) and multinational manufacturer (CEO, Checkpoint Systems)

Business Expertise

- Significant business expertise in marketing, operations, retail customer analytics, retail and marketing technology
- CERT certificate in Cybersecurity Oversight issued by Carnegie Mellon University

Board Experience

- Former Board member of multiple boards, including The Retail Equation, Infinian Mobile Commerce & Analytic Solutions, Catalina Marketing Corporation, Checkpoint Systems

TDS Board History

- TDS director since 1997
- Chair, TDS Audit Committee (designated as Financial Expert)
- Member, Corporate Governance and Nominating Committee
- Member, Technology Advisory Group Committee
- Identified by executive search firm

26

Wade Oosterman

Management Experience

- Substantial executive leadership and marketing experience in the telecommunications industry (President Bell Media and Vice Chair, Bell and BCE)
- Prior President, Bell Mobility and President, Bell Residential Services; Chief Marketing and Brand Officer for TELUS Corp.; and Executive VP Sales and Marketing for Clearnet Communications Inc.

Business Expertise

- More than 30 years experience in the telecommunications industry
- Significant business expertise in wireless, wireline and media (television, radio, digital), brand and marketing

Board Experience

- Current Board member of Stagwell Inc. and Enstream, a joint venture of Canada's largest wireless providers
- Former Board member of multiple boards, including; Ingram Micro Inc.; Virgin Mobile Canada; and Clearnet Communications Inc.

TDS Board History

- TDS director since 2019
- Member, TDS Audit Committee
- Member, Compensation and Human Resources Committee
- Identified by executive search firm

27

Dirk S. Woessner

Management Experience

Extensive experience in the telecommunications industry having served in numerous executive leadership roles at Deutsche Telekom AG and Rogers Communications. Significant leadership and operating and financial management experience as CEO of CompuGroup Medical S.E. & Co. KgAA. Currently serves as Entrepreneur in Residence and Senior Advisor at Warburg Pincus LLC.

Business Expertise

- More than 20 years experience in the telecommunications industry
- Significant business expertise in cable, fixed-network and mobile
- Former telecom strategy consultant at McKinsey & Company

Board Experience

- Former Board member of CompuGroup Medical SE
- Former Board member of Deutsche Telekom AG

TDS Board History

- TDS director since 2022
- Member, Compensation and Human Resources Committee
- Identified by executive search firm

28

A note on UScellular Board Refreshment

UScellular has also prioritized incorporating new and diverse perspectives to their Board. Since 2020,

8 New directors appointed to the UScellular Board

2 of these new Directors are independent

40's
70's
50's
Age
60's

Ongoing Refreshment of UScellular Board

- 2023 – James W. Butman (President and CEO of TDS Telecom), Douglas W. Chambers (EVP & CFO of UScellular), and Xavier D. Williams appointed to Board
- 2022 – Vicki L. Villacrez (EVP & CFO of TDS) and Esteban C. Iriarte elected to Board
- 2021 – Deirdre C. Drake (Former EVP & Chief People Officer of UScellular) appointed to Board
- 2020 – Michael S. Irizarry and Laurent C. Therivel (President and CEO of UScellular) appointed to Board

Gender
Diversity
Ethnic

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